UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

Reata Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-37785	11-3651945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Gateway Drive; Suite 150

Irving, TX 75063

(Address of Principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	RETA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.Results of Operations and Financial Condition.

On August 8, 2019, Reata Pharmaceuticals, Inc. (“the Company”) issued a press release announcing its financial results for the six months ended June 30, 2019. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.Other Events.

On August 8, 2019, the Company issued a press release reporting updates to its registrational trials including, CARDINAL, FALCON, and MOXIe. The Company plans to hold a conference call on August 8, 2019, at 8:00 a.m. EDT to discuss these updates.  Information about how to access the conference call is in the press release attached as Exhibit 99.1.  The presentation slides that are to be used in connection with the conference call are attached as Exhibit 99.2 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and oral statements made with respect to information contained in this report may contain certain disclosures that contain “forward-looking statements,” including, without limitation, statements regarding the expected date of receipt of milestone payments, the success of our administrative protest with the IRS, the success, cost and timing of our product development activities and clinical trials, our plans to research, develop and commercialize our product candidates, and our ability to obtain and retain regulatory approval of our product candidates.  You can identify forward-looking statements because they contain words such as “believes,” “will,” “may,” “aims,” “plans,” “model,” and “expects.”  Forward-looking statements are based on the Company’s current expectations and assumptions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, (i) the timing, costs, conduct, and outcome of our clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; (ii) the timing and likelihood of regulatory filings and approvals for our product candidates; (iii) the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the market opportunities for our product candidates; and (iv) other factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, under the caption “Risk Factors.”  The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description
99.1*	Press release dated August 8, 2019.
99.2	Company management presentation slides.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reata Pharmaceuticals, Inc.

Date: August 8, 2019	By:	/s/ Jason D. Wilson
Jason D. Wilson
Chief Financial Officer

3